UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 Current Report

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934



      Date of Report: (Date of earliest event reported): September 9, 2003


                      Life Sciences Research, Inc. ("LSR")
             (Exact name of registrant as specified in its charter)



                                    Maryland
                 (State or other jurisdiction of incorporation)


         33-77286                                     52-2340150
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(Commission File Number)                 (I.R.S. Employer Identification Number)


        Mettlers Road, East Millstone, NJ                       08875
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (732) 649-9961
                                                    ---------------


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(Former name or former address, if changed since last report)



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     Item 5. Other Events and Regulation FD Disclosure

     At the Company's Annual Meeting of Stockholders held on September 9, 2003, stockholders voted to elect the five proposed directors for a one-year term.

                                    SIGNATURE



         Pursuant to the requirements of the Securities Exchange Act 1934, Life Sciences Research, Inc. has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  September 11, 2003                LIFE SCIENCES RESEARCH, INC.



                                          By:      /s/   Richard Michaelson
                                          Name:    Richard Michaelson
                                          Title:   CFO and Secretary